Exhibit 10.2

EXECUTION VERSION

AMENDMENT NO. 1 TO CREDIT AGREEMENT

AMENDMENT NO. 1, dated as of March 3, 2011 (this “Amendment”), to the Credit Agreement, dated as of September 30, 2010 (as amended, amended and restated, modified or supplemented from time to time, the “Credit Agreement”), among EVERTEC, Inc. (the “Borrower”), the guarantors party thereto, the lenders from time to time party thereto (the “Lenders”) and Bank of America, N.A., as administrative agent and collateral agent (in such capacity, the “Administrative Agent”), Swingline Lender and L/C Issuer. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement unless otherwise defined herein.

W I T N E S S E T H:

WHEREAS, pursuant to Section 9.08(e) of the Credit Agreement, the Borrower desires to create a new class of Term B-1 Loans under the Credit Agreement having identical terms with, having the same rights and obligations under the Loan Documents as and in the same aggregate principal amount as the Term B Loans as set forth in the Credit Agreement and Loan Documents, except as such terms are amended hereby;

WHEREAS, each Term B Lender that executes and delivers a consent to this Amendment substantially in the form of Exhibit A hereto (a “Consent”) shall be deemed, upon effectiveness of this Amendment, to have exchanged all or the portion set forth on the signature page to such Term B Lender’s Consent (or such lesser amount allocated to it by the Arrangers) of its Term B Loans for Term B-1 Loans, and such Lender shall thereafter become a Term B-1 Lender;

WHEREAS, each Person that executes and delivers a joinder to this Amendment substantially in the form of Exhibit B (a “Joinder”) as an Additional Term B-1 Lender will make Term B-1 Loans to the Borrower in the amount set forth on the signature page of such Person’s Joinder on the effective date of this Amendment, the proceeds of which will be used by the Borrower to repay in full the outstanding principal amount of Non-Exchanged Term B Loans (as defined herein);

WHEREAS, pursuant to Section 9.08(b)(i) of the Credit Agreement, the Loan Parties desire to amend the Credit Agreement to decrease the rate of interest applicable to Revolving Facility Loans and each Revolving Facility Lender directly affected thereby has delivered a Consent hereto;

WHEREAS, the Loan Parties and Required Lenders wish to make certain other amendments to the Credit Agreement;

NOW, THEREFORE, the parties hereto hereby agree as follows:

ARTICLE I

Amendments

Section 1.1. Amendments Relating to Term B-1 Loans and Revolving Facility Commitments. Subject to the occurrence of the Amendment No. 1 Effective Date:

(a) Section 1.01 of the Credit Agreement is hereby amended by inserting in appropriate alphabetical order the following new definitions:

“Additional Term B-1 Commitment” shall mean, with respect to an Additional Term B-1 Lender, the commitment of such Additional Term B-1 Lender to make an Additional Term B-1 Loan on the Amendment No. 1 Effective Date, in the amount set forth on the joinder agreement of such Additional Term B-1 Lender to Amendment No. 1. The aggregate amount of the Additional Term B-1 Commitments of all Additional Term B-1 Lenders shall equal the outstanding aggregate principal amount of Non-Exchanged Term B Loans.

“Additional Term B-1 Lender” shall mean a Person with an Additional Term B-1 Commitment to make Additional Term B-1 Loans to the Borrower on the Amendment No. 1 Effective Date, which for the avoidance of doubt may be an existing Term B Lender.

“Additional Term B-1 Loan” shall mean a Loan that is made pursuant to Section 2.01(e)(ii) of the Credit Agreement on the Amendment No. 1 Effective Date.

“Amendment No. 1” shall mean Amendment No. 1 to this Agreement dated as of March 3, 2011.

“Amendment No. 1 Effective Date” shall mean March 3, 2011, the date of effectiveness of Amendment No. 1.

“Exchanged Term B Loans” shall mean each Term B Loan (or portion thereof) as to which the Lender thereof has consented to exchange into a Term B-1 Loan and the Arrangers have allocated into a Term B-1 Loan.

“Non-Exchanged Term B Loan” shall mean each Term B Loan (or portion thereof) other than an Exchanged Term B Loan.

“Term B-1 Loan Commitment” shall mean, with respect to a Term B Lender, the agreement of such Term B Lender to exchange the principal amount of its Term B Loans set forth on the signature page to such Term B Lender’s Consent (or such lesser amount allocated to it by the Arrangers) for an equal principal amount of Term B-1 Loans on the Amendment No. 1 Effective Date.

“Term B-1 Loan” shall mean an Additional Term B-1 Loan or a Loan that is deemed made pursuant to Section 2.01(e)(i).

(b) The definition of “Applicable Margin” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Applicable Margin” shall mean for any day (i) with respect to any Term B-1 Loan, 4.00% per annum in the case of any Eurocurrency Loan and 3.00% per annum in the case of any

ABR Loan, (ii) with respect to any Revolving Facility Loan, (A) 3.75% per annum in the case of any Eurocurrency Loan and (B) 2.75% per annum in the case of any ABR Loan and (iii) with respect to Swingline Loans, 2.75% per annum; provided, that on and after the first Adjustment Date occurring after delivery of the financial statements and certificates required by Section 5.04 upon the completion of one full fiscal quarter of the Borrower after the Closing Date, the Applicable Margin with respect to Revolving Facility Loans and Term B-1 Loans will be determined pursuant to the Pricing Grid. It is understood and agreed that the “Applicable Margin” (as defined herein immediately prior to the Amendment No. 1 Effective Date) shall apply for all days prior to the Amendment No. 1 Effective Date, and the “Applicable Margin” (as defined herein immediately after giving effect to the Amendment No. 1 Effective Date) shall apply for all days on and after the Amendment No. 1 Effective Date.

(c) The definition of “Pricing Grid” in Section 1.01 of the Credit Agreement is hereby amended (i) to replace the table therein with the following:

Senior Secured Leverage Ratio	Applicable Margin for Eurocurrency Loans	Applicable Margin for ABR Loans	Applicable Commitment Fee
Greater than 2.50 to 1.00	3.75%	2.75%	0.75%
Less than or equal to 2.50 to 1.00 and greater than 2.00 to 1.00	3.25%	2.25%	0.50%
Less than or equal to 2.00 to 1.00	3.00%	2.00%	0.375%

and (ii) by inserting immediately following the table therein the following:

and, with respect to Term B-1 Loans, the table set forth below:

Term B-1 Loans:

Senior Secured Leverage Ratio	Applicable Margin for Eurocurrency Loans	Applicable Margin for ABR Loans
Greater than or equal to 2.25 to 1.00	4.00%	3.00%
Less than 2.25 to 1.00	3.75%	2.75%

(d) All references to “Term B Borrowing,” “Term B Facility,” “Term B Facility Maturity Date,” “Term B Lender,” “Term B Loan,” “Term B Loan Commitment,” “Term B Loan Installment Date” and “Term B Loan Repayment Amount” in the Loan Documents shall be deemed to be replaced with “Term B-1 Borrowing,” “Term B-1 Facility,” “Term B-1 Facility Maturity Date,” “Term B-1 Lender,” “Term B-1 Loan,” “Term B-1 Loan Commitment,” “Term B-1 Loan Installment Date” and “Term B-1 Loan Repayment Amount,” respectively (unless the context otherwise requires, including, without limitation, with respect to the definitions of “Term B Loan Commitment” and “Term B Loans”, Section 2.01(a) of the Credit Agreement and clause (b) of the of the first sentence of Section 3.12 of the Credit Agreement).

(e) Section 2.01 of the Credit Agreement is hereby amended by adding the following paragraph (e) to such Section:

“(e) (i) Subject to the terms and conditions hereof and of Amendment No. 1, each Term B Lender severally agrees to exchange its Exchanged Term B Loans for a like principal amount of Term B-1 Loans on the Amendment No. 1 Effective Date.

(ii) Subject to the terms and conditions hereof and of Amendment No. 1, each Additional Term B-1 Lender severally agrees to make an Additional Term B-1 Loan to the Borrower on the Amendment No. 1 Effective Date in the principal amount equal to its Additional Term B-1 Commitment on the Amendment No. 1 Effective Date. The Borrower shall prepay the Non-Exchanged Term B Loans with a like amount of the gross proceeds of the Additional Term B-1 Loans, concurrently with the receipt thereof. All Additional Term B-1 Loans will have the same Types (in the same amounts) as applicable at such time to the corresponding Non-Exchanged Term B Loans and will have initial Interest Periods ending on the same dates as the Interest Periods applicable at such time to the corresponding Non-Exchanged Term B Loans, and the Eurocurrency Rate applicable to such Term B-1 Loans during such initial Interest Periods will be the same as that applicable at such time to the corresponding Non-Exchanged Term B Loans. Accrued and unpaid interest on the Non-Exchanged Term B Loans to, but not including, the Amendment No. 1 Effective Date shall be payable on the Amendment No. 1 Effective Date and the Borrower will make any payments required under Section 2.17 of the Credit Agreement with respect to the Non-Exchanged Term B Loans in accordance therewith.

(iii) All Term B-1 Loans made on the Amendment No. 1 Effective Date by Lenders of Exchanged Term B Loans will have the same Types (in the same amounts) as applicable at such time to the corresponding Exchanged Term B Loans and will have initial Interest Periods ending on the same dates as the Interest Periods applicable at such time to the corresponding Exchanged Term B Loans, and the Eurocurrency Rate applicable to such Term B-1 Loans during such initial Interest Periods will be the same as that applicable at such time to the corresponding Exchanged Term B Loans. No accrued interest on the Exchanged Term B Loans shall be payable on the Amendment No. 1 Effective Date (except to the extent such date is also a scheduled Interest Payment Date under the Credit Agreement) and no amounts under Section 2.17 of the Credit Agreement shall be payable in connection with such exchange.

(iv) The Term B-1 Loans shall have the same terms as the Term B Loans as set forth in the Credit Agreement and the Loan Documents before giving effect to Amendment No. 1, except as modified by Amendment No. 1; it being understood that the Term B-1 Loans (and all principal, interest and other amounts in respect thereof) will constitute “Obligations” under the Credit Agreement and the other Loan Documents and shall have the same rights and obligations under the Credit Agreement and Loan Documents as the Term B Loans prior to the Amendment No. 1 Effective Date, except as explicitly modified by Amendment No. 1.

(f) Section 2.09(a) of the Credit Agreement is hereby amended by adding the following at the end thereof:

“The Term B-1 Loan Commitments shall be automatically and permanently reduced to $0 upon the funding of the Term B-1 Loans on the Amendment No. 1 Effective Date.”

(g) Section 2.12(a) of the Credit Agreement is hereby amended by replacing the proviso to the second sentence thereof with the following: “provided that in the event that, on or prior to the date which is six months after the Amendment No. 1 Effective Date, the Borrower makes any prepayment of Term B-1 Loans in connection with any Repricing Transaction, the Borrower shall pay to the Administrative Agent, for the ratable account of the Term B-1 Lenders, a prepayment premium of 1% of the amount of the Term B-1 Loans being prepaid”.

(h) Section 2.14(a) of the Credit Agreement is amended to replace “2.75%” with “2.50%”.

(i) Section 2.14(b) of the Credit Agreement is amended to replace “1.75%” with “1.50%”.

(j) Section 3.12 of the Credit Agreement is amended to add the following at the end thereof:

“The Borrower will use the proceeds of the Term B-1 Loans made on the Amendment No. 1 Effective Date to refinance the Term B Loans.”

Section 1.2. Other Amendments. Subject to the occurrence of the Amendment No. 1 Effective Date, the Required Lenders after giving effect to the exchange of Term B Loans into Term B-1 Loans and the borrowing of the Additional Term B-1 Loans hereby agree as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended by inserting in appropriate alphabetical order the following new definitions:

“Minimum Interest Coverage Ratio” means at any time of determination that is (i) on or prior to December 31, 2013, 1.65:1.00 and (ii) thereafter, 1.70:1.00.

(b) The definition of “Incremental Amount” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Incremental Amount” shall mean the greater of (a) $125.0 million and (b) the maximum principal amount of Indebtedness that may be incurred at such time that would not cause the Senior Secured Leverage Ratio on a Pro Forma Basis to exceed 3.25 to 1.00; provided that in calculating the Senior Secured Leverage Ratio for purposes of this definition only, all Indebtedness (whether or not unsecured or secured by a junior Lien) incurred or being incurred pursuant to Section 6.01(bb) shall be included in Total First Lien Senior Secured Debt.

(c) The definition of “Loan Documents” in Section 1.01 of the Credit Agreement is hereby amended by adding immediately prior to the period therein “and amendments and joinders to this Agreement”.

(d) The definitions of “Total First Lien Senior Secured Debt” and “Total Secured Debt” in Section 1.01 of the Credit Agreement are hereby amended to replace “$20.0 million” in each such definition with “$50.0 million”.

(e) Section 6.01(h) of the Credit Agreement is hereby amended by adding the following before the semicolon at the end thereof: “and (C) in the case of Indebtedness (other than Indebtedness included in Total First Lien Senior Secured Debt) incurred pursuant to subclause (i), the Interest Coverage Ratio on a Pro Forma Basis shall be not less than the Minimum Interest Coverage Ratio”.

(f) Section 6.01(i) of the Credit Agreement is hereby amended by adding the following before the semicolon at the end thereof: “provided that in the case of Indebtedness (other than Indebtedness included in Total First Lien Senior Secured Debt) incurred pursuant to subclause (i) or (ii), the Interest Coverage Ratio on a Pro Forma Basis shall not be less than the Minimum Interest Coverage Ratio”.

(g) Section 6.01(r) of the Credit Agreement is hereby amended by adding the following before “(ii)”: “(C) if such Indebtedness is unsecured, the Interest Coverage Ratio on a Pro Forma Basis shall not be less than the Minimum Interest Coverage Ratio and”.

(h) Section 6.06(i) of the Credit Agreement is hereby amended by replacing “$15.0 million” with “$35.0 million”.

(i) The last paragraph of Section 6.06 of the Credit Agreement is hereby amended by replacing “2.25 to 1.00” with “3.25 to 1.00”.

(j) Section 6.10(a) of the Credit Agreement is hereby amended to replace the table therein in its entirety with the following:

Period	Maximum Senior Secured Leverage Ratio
January 1, 2011 – December 31, 2011	3.60:1.00
January 1, 2012 – December 31, 2012	3.60:1.00
January 1, 2013 – December 31, 2013	3.50:1.00
January 1, 2014 – December 31, 2014	3.40:1.00
January 1, 2015 – Term B-1 Facility Maturity Date	3.20:1.00

(k) Section 6.10(b) of the Credit Agreement is deleted in its entirety.

ARTICLE II

Conditions to Effectiveness

This Amendment shall become effective on the date (the “Amendment No. 1 Effective Date”) on which:

(a) The Administrative Agent (or its counsel) shall have received from each party hereto either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

(b) The Administrative Agent shall have received, on behalf of itself, the Collateral Agent, the Lenders and each L/C Issuer on the Amendment No. 1 Effective Date, a written opinion of (i) Akin Gump Strauss Hauer & Feld, LLP, counsel for the Loan Parties, and (ii) Goldman Antonetti & Córdova, P.S.C., Puerto Rico counsel for the Loan Parties organized in Puerto Rico, in each case (A) dated as of the Amendment No. 1 Effective Date, (B) addressed to each

L/C Issuer on the Amendment No. 1 Effective Date, the Administrative Agent, the Collateral Agent and the Lenders and (C) in form and substance reasonably satisfactory to the Administrative Agent.

(c) The Administrative Agent shall have received in the case of each Loan Party each of the items referred to in clauses (1), (2) and (3) below:

(1) a copy of the certificate or articles of incorporation, certificate of limited partnership, certificate of formation or other equivalent organizational documents, including all amendments thereto, of each Loan Party, (A) in the case of a corporation, certified as of a recent date by the Secretary of State (or other similar official) of the jurisdiction of its organization, and a certificate as to the good standing (to the extent such concept or a similar concept exists under the laws of such jurisdiction) of each such Loan Party as of a recent date from such Secretary of State (or other similar official) or (B) in the case of a partnership or limited liability company, certified by the Secretary or Assistant Secretary of each such Loan Party, or in the alternative (other than in the case of the Borrower), a certificate stating that such certificate or articles of incorporation or organization have not been amended since the Closing Date;

(2) a certificate of the Secretary or Assistant Secretary or similar officer of each Loan Party dated the Closing Date and certifying

(i) that attached thereto is a true and complete copy of the bylaws (or partnership agreement, limited liability company agreement or other equivalent governing documents) of such Loan Party as in effect on the Closing Date and at all times since a date prior to the date of the resolutions described in clause (B) below or in the alternative (other than in the case of the Borrower), certifying that such bylaws (or partnership agreement, limited liability company agreement or other equivalent governing documents) have not been amended since the Closing Date,

(ii) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of such Loan Party (or its managing general partner, managing member or equivalent) authorizing the execution, delivery and performance of the Loan Documents to which such person is a party and, in the case of the Borrower, the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the Closing Date,

(iii) that the certificate or articles of incorporation, certificate of limited partnership, articles of incorporation, certificate of formation or other equivalent organizational documents of such Loan Party has not been amended since the date of the last amendment thereto disclosed pursuant to clause (i) above,

(iv) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party and

(v) as to the absence of any pending proceeding for the dissolution or liquidation of such Loan Party; and

(3) a certificate of a director or an officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary or similar officer executing the certificate pursuant to clause (2) above.

(d) All fees and expenses due to the Administrative Agent, the Arrangers and the Lenders required to be paid on the Amendment No. 1 Effective Date shall have been paid. All reasonable fees and disbursements of counsel to the Administrative Agent and the Arrangers in connection with this Amendment and the transactions contemplated hereby shall have been paid, to the extent invoiced.

(e) The Administrative Agent shall have received all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation, the USA PATRIOT Act that has been requested not less than two (2) Business Days prior to the Amendment No. 1 Effective Date.

(f) The aggregate principal amount of the Exchanged Term B Loans plus the aggregate principal amount of the Additional Term B-1 Commitments shall equal the aggregate principal amount of the outstanding Term B Loans immediately prior to the effectiveness of this Amendment. Each Revolving Facility Lender shall have delivered to the Administrative Agent a Consent.

(g) The Borrower shall have paid to the Administrative Agent, (x) for the ratable account of the Lenders of the Non-Exchanged Term B Loans all accrued and unpaid interest on the Term B Loans to, but not including, the Amendment No. 1 Effective Date on the Amendment No. 1 Effective Date and (y) for the ratable account of all Term B Lenders immediately prior to the Amendment No. 1 Effective Date, an amount equal to 1% of the aggregate principal amount of Term B Loans, in accordance with Section 2.12(a) of the Credit Agreement.

(h) The Administrative Agent shall have received a Borrowing Request not later than 10:00 a.m. on the Business Day prior to the date of the proposed Borrowing.

(i) The representations and warranties set forth in the Loan Documents shall be true and correct in all material respects as of the date hereof, as applicable, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

(j) At the time of and immediately after giving effect to this Amendment, no Event of Default or Default shall have occurred and be continuing.

The Administrative Agent shall notify the Borrower and the Lenders of the Amendment No. 1 Effective Date. Notwithstanding the foregoing, the amendments effected hereby shall not become effective, and the obligations of the Additional Term B-1 Lenders hereunder to make Additional Term B-1 Loans will automatically terminate, if each of the conditions set forth or referred to in this Article II has not been satisfied at or prior to 5:00 p.m., New York City time, on March 11, 2011.

ARTICLE III

Representation and Warranties.

After giving effect to the amendments contained herein, on the Amendment No. 1 Effective Date the Borrower hereby confirms that: (a) this Amendment has been duly authorized, executed and delivered by the Borrower and constitutes the legal, valid and binding obligations of the Borrower enforceable against it in accordance with its terms; (b) the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the Amendment No. 1 Effective Date with the same effect as though made on and as of the Amendment No. 1 Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date); and (c) no Default or Event of Default has occurred and is continuing under the Credit Agreement.

ARTICLE IV

Miscellaneous

Section 4.1. Certain Collateral Matters. The Borrower shall or shall cause the applicable Loan Party to take such actions set forth on Schedule 4.1 within the timeframes set forth for the taking of such actions on Schedule 4.1 (or within such longer timeframes as the Administrative Agent shall permit in its reasonable discretion) (it being understood and agreed that all representations, warranties and covenants of the Loan Documents with respect to the taking of such actions are qualified by the non-completion of such actions until such time as they are completed or required to be completed in accordance with this Section 4.1).

Section 4.2. Continuing Effect; No Other Amendments or Waivers. This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement and the other Loan Documents except as expressly stated herein and shall not be construed as an amendment, waiver or consent to any action on the part of Holdings, the Borrower or any Subsidiary of the Borrower that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Except as expressly waived hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with their terms. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

Section 4.3. Waiver. The Required Lenders and Administrative Agent agree that the Borrower may deliver a Borrowing Request pursuant to Section 4.01 of the Credit Agreement not later than 10:00 a.m. on the Business Day prior to the date of the proposed Borrowing (in lieu of three Business Days). The Required Lenders and Administrative Agent waive the requirement for delivery of a notice of prepayment pursuant to Section 2.12 of the Credit Agreement.

Section 4.4. Counterparts. This Amendment may be executed in any number of separate counterparts by the parties hereto (including by telecopy or via electronic mail), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

Section 4.5. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 4.6. Reaffirmation. Each Loan Party hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby and (ii) its guarantee of the Obligations under the Guarantee Agreements, as applicable, and its grant of Liens on the Collateral to secure the Obligations pursuant to the Security Documents.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

EVERTEC, INC.

By:	/s/ Felix M. Villamil
Name:	Felix M. Villamil
Title:	Chief Executive Officer and President

CARIB HOLDINGS, INC.

By:	/s/ Felix M. Villamil
Name:	Felix M. Villamil
Title	Chief Executive Officer and President

SENSE SOFTWARE INTERNATIONAL CORP.

By:	/s/ Felix M. Villamil
Name:	Felix M. Villamil
Title	President

[Signature Page to Amendment No. 1 to EVERTEC Credit Agreement]

T.I.I. SMART SOLUTIONS INC.

By:	/s/ Luis Gerardo Alvarado Gómez
Name:	Luis Gerardo Alvarado Gómez
Title	Sole Director

[Signature Page to Amendment No. 1 to EVERTEC Credit Agreement]

TARJETAS INTELIGENTES INTERNACIONALES SOCIEDAD ANONIMA

By:	/s/ Luis Gerardo Alvarado Gómez
Name:	Luis Gerardo Alvarado Gómez
Title	President

[Signature Page to Amendment No. 1 to EVERTEC Credit Agreement]

EVERTEC DOMINICANA, S.A.

By:	/s/ Felix M. Villamil
Name: Felix M. Villamil
Title President

[Signature Page to Amendment No. 1 to EVERTEC Credit Agreement]

TII SMART SOLUTIONS, SOCIEDAD ANÓNIMA

By:	/s/ Luis Gerardo Alvarado Gómez
Name:	Luis Gerardo Alvarado Gómez
Title	Sole Administrator

[Signature Page to Amendment No. 1 to EVERTEC Credit Agreement]

ATH COSTA RICA SOCIEDAD ANÓNIMA

By:	/s/ Luis Gerardo Alvarado Gómez
Name:	Luis Gerardo Alvarado Gómez
Title	President

[Signature Page to Amendment No. 1 to EVERTEC Credit Agreement]

EVERTEC MEXICO SERVICIOS DE PROCESSAMIENTO, S.A. DE C.V.

By:	/s/ Luis Gerardo Alvarado Gómez
Name:	Luis Gerardo Alvarado Gómez
Title	President of Board of Directors

[Signature Page to Amendment No. 1 to EVERTEC Credit Agreement]

ATH PANAMA, S.A.

By:	/s/ Luis Gerardo Alvarado Gómez
Name:	Luis Gerardo Alvarado Gómez
Title	President

[Signature Page to Amendment No. 1 to EVERTEC Credit Agreement]

BANK OF AMERICA, N.A., as Administrative Agent, L/C Issuer and Swingline Lender

By:	/s/ Matthew A. Curtin
Name:	Matthew A. Curtin
Title:	Director

[Signature Page to Amendment No. 1 to EVERTEC Credit Agreement]